UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 19, 2010

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American Woodmark Corporation®
(Exact name of registrant as specified in its charter)

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Virginia	000-14798	54-1138147
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3102 Shawnee Drive, Winchester, Virginia	22601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (540) 665-9100

Not applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

American Woodmark Corporation

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 19, 2010, the Registrant issued a press release announcing results for its third quarter of fiscal year 2010 ended January 31, 2010.  The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(C) Exhibits.

99.1	The Registrant’s Press Release dated February 19, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN WOODMARK CORPORATION
(Registrant)

/s/ JONATHAN H. WOLK	/s/ KENT B. GUICHARD
Jonathan H. Wolk Vice President and Chief Financial Officer	Kent B. Guichard President & Chief Executive Officer

Date: February 19, 2010	Date: February 19, 2010
Signing on behalf of the registrant and as principal financial officer	Signing on behalf of the registrant and as principal executive officer